MODIFYING CONTRACT SUBSCRIBED BY A) HÉCTOR MANUEL CERVANTES SOTO, PER HIS OWN RIGHT (THE ASSIGNER) AND, B) AMERICAN METAL MINING, S. A. DE C. V., REPRESENTED IN THIS ACT BY MR. RAMIRO TREVIZO GONZÁLEZ IN HIS PERSONALITY AS LEGAL APPOINTOR (THE ASSIGNEE), AND JOINTLY NAMED (THE PARTIES) AND ALSO CORPORACIÓN AMERMIN, S. A. DE C. V., APPEARING, REPRESENTED IN THIS ACT AS WELL BY MR. RAMIRO TREVIZO GONZÁLEZ, IN HIS PERSONALITY AS LEGAL APPOINTOR (AMERMIN) IN ACCORDANCE WITH THE FOLLOWING PREVIOUS FACTS, DECLARATIONS AND CLAUSES.

PREVIOUS FACTS

I.

On the 25th November 2008, PARTIES subscribed a Transfer of Rights Contract by virtue of which, among other terms and conditions, the ASSIGOR transferred in favor of the ASSIGNEE the title holding of various mining rights as specified in the Previous Facts of said instrument and agreeing to receive in exchange, as counterclaim, the amount of $1’647,000.00 Dollars (One million six hundred and forty seven thousand Dollars 00/100 in United States currency), plus the corresponding Added Value Tax, an amount total of $1’894,050 Dollars (One million eight hundred ninety four and fifty Dollars 00/100 in United States currency) to be paid under an agreed schedule of payments to such an effect, the CONTRACT. Ordinary copy of said document is attached to this present instrument for purposes of clarity and certitude as Attachment I;

II.

For purposes of formality, the CONTRACT’S subscription by the PARTIES was ratified of the 25th November 2008 before the testimony of Mrs.Elsa Ordóñez Ordóñez, Attorney at Law, applicant to the Notary Public Office and assigned to Public Notary number 28 of the Morelos Judicial District of the State of Chihuahua and acting notary per license of the its Title Holder, Mr. Felipe Colomo Castro, Attorney at Law, and said instrument was inscribed in its respective act in Volume XIV of the Book of Acts Outside Protocol under number 16,268 on the 25 th   November 2008;

III.

Due to an involuntary mistake, PARTIES omitted to relate in the Previous Facts the fact that the total initial price to be paid for the transfer of the before mentioned mining rights should have been $2’000,000.00 Dollars (Two million Dollars in United States currency), plus the corresponding Added Value Tax, that, an amount total of $2’300,000.00 Dollars (Two million three hundred thousand Dollars in United States currency) the INITIAL PRICE.

IV.

Likewise, and derived from the involuntary mistake in the CONTRACT’S structure, the PARTIES omitted to related in the Previous Facts of same document the fact that the ASSIGNEE had previously paid in favor of the ASSIGNER and before the 25th November 2008, the amount of $127,000.00 Dollars (One hundred and twenty seven thousand Dollars 00/100 in United States currency) plus the corresponding Added Value Tax, that is, an amount total of $146,050 Dollars (One hundred forty six and fifty

Modifying agreement subscribed between Héctor Manuel Cervantes Soto on one hand, and American Metal Mining, S. A. de C. V., on the other, on the 2 nd June 2009.

Dollars in United States currency) as an advance of the price to be paid for the transfer of the before mentioned mining rights, the ADVANCE, and that would be deducted from the INITIAL PRICE.

V.

Likewise, as a consequence of the involuntary mistake before mentioned, PARTIES failed to relate in the Previous Facts of the CONTRACT the fact that from the INITIAL PRICE, the obligation of the ASSIGNEE to pay an amount of $197,956.52 Dollars (One hundred ninety seven thousand and nine hundred and fifty six 52/100) in United States currency plus the corresponding Added Value Tax, that is, an amount total of $227,650.00 Dollars (Two hundred twenty seven thousand and six hundred and fifty Dollars 00/100) should be cancelled as such an amount had already been given to Mr. Miguel Ángel Cervantes Soto in his personality as legal representative of the corporation named Minas de Topago, S. A. de C. V:, by AMERMIN before the 25th November 2008 as concept of the terminated judicial business of such a date regarding the mining project celebrated with Minas de Topago, S. A. de C. V., and in relation with the mining concessions that cover the rights derived from the mining lots “La Colmena” (title 181,965), “La Millonaria” (title 196,120, “Cuitláhuac” (title 191,845 and “La Mexicana” (title 211,981, and amount the ASSIGNER had accepted to restitute in favor of AMERMIN or to the corporation that AMERMIN should designate for such a purpose, specifically to compensate such amount towards the payment obligation of the INITIAL PRICE in favor of the ASSIGNEE,  the COMPENSATED PRICE.

VI.

To date, the ASSIGNEE has duly completed with the partial payments of the INITIAL PRICE that have corresponded to him, and had surrendered in favor of the ASSIGNER the following amounts under the terms of the CONTRACT: 1. On   the 28 th November 2008, the amount of $35,000.00 Dollars (Thirty five thousand   Dollars 00/100 in United States currency) plus the corresponding Added Value Tax, that is, an amount total of $40,250.00 Dollars (Forty thousand two hundred and fifty Dollars in United States currency) and, 2. On the 28 th March 2009, an equal amount of $35,000.00 Dollars (Thirty five thousand Dollars 00/100 in United States currency) plus the corresponding Added Value Tax, that is, an amount total of  $40,250.00 Dollars (Forty thousand two hundred and fifty   Dollars in United States currency);

VII.

Derived from the need to adequately document the adjustment before mentioned, in recent days PARTIES agreed to expressly modify some of the terms and conditions of the CONTRACT, and;

VIII.

Complying with the disposition stated in the Twenty First Clause of the CONTRACT, the PARTIES decided to subscribe this present agreement for all legal purpose that might arise, with the purpose of modifying the content of the CONTRACT because it so convenes to the interests of both.

Modifying agreement subscribed between Héctor Manuel Cervantes Soto on one hand, and American Metal Mining, S. A. de C. V., on the other, on the 2 nd June 2009.

DECLARATIONS

I.

The ASSIGNER declares, per his own right and under oath of stating the truth, that:

1.   He is a Mexican citizen, of age, in complete use of his physical and mental faculties reason by which he enjoys the full capacity to subscribe this present agreement;

2.   To be duly inscribed in the Federal Taxpayers Registry under Fiscal Identity Certificate number CESH-620803-JCA, and to be current in his income tax payments and other contributions that might have corresponded to him:

3.   That he expressly accepts the INITIAL PRICE as the amount of the counterclaim to be paid by the ASSIGNEE as derived from the transfer of the mining rights object of this CONTRACT;

4.   That he expressly acknowledges having received from ASSIGNEE previous to the 25th November 2008, the total amount known as the ADVANCE;

5.   That he assumes the obligation to compensate such payment from the INITIAL PRICE in favor of the ASSIGNEE and of AMERMIN for the amount of the COMPENSATED PRICE and the ASSIGNEE will issue in his favor the corresponding fiscal voucher;

6.  That he likewise acknowledges having received from the ASSIGNEE to date the amounts described above in Roman numeral VI, and;

7.   Consequently, it is his free will to subscribe this present agreement in order to modify for all legal purposes that might arise some of the terms and conditions of the CONTRACT, complying in full to the following clauses:

II.

The ASSIGNEE declares through the offices of its legal representative and under oath of stating the truth, that:

1.   It is a Mexican mercantile society, duly established and in operation in agreement to the applicable and current legislation of the United States of Mexico, just as faith is given in Public Writ number 17,227 granted on the 4 th December 2006 before the testimony of Mr. Eugenio Fernando García Russek, Attorney at Law and applicant to the position of Notary Public and assigned to Public Notary number 28 of the Morelos Judicial District of the State of Chihuahua of which Mr. Felipe Colomo Castro, Attorney at Law, is Title Holder, and instrument which is duly inscribed in the Public Registry of Commerce of said District under electronic mercantile folio number 23,327*10;

Modifying agreement subscribed between Héctor Manuel Cervantes Soto on one hand, and American Metal Mining, S. A. de C. V., on the other, on the 2 nd June 2009.

2.   That he enjoys the powers, mandates, and the sufficient and necessary faculties to subscribe this present contract, just as faith is given in Public Writ number 22,496 granted on the 10 th June 2008 before testimony of Mrs. Elsa Ordóñez Ordóñez, Attorney at Law, applicant to the Office of Notary Public, and assigned to Public Notary number 28 of the Morelos Judicial District of the State of Chihuahua of which Mr. Felipe Colomo Castro, Attorney at Law, is Title Holder, and instrument which is duly inscribed in the Public Registry of Commerce of said District under electronic mercantile folio number 23,327*10, and same that to date have not been limited, restrained, suspended or revoked;

3.    To be duly inscribed in the Federal Taxpayers Registry under Fiscal Identity Certificate number AMM-061204-4R7, and to be current in his income tax payments and other contributions that might have corresponded to him;

4.    That he expressly accepts the INITIAL PRICE as the amount of the counterclaim to be paid by in favor of the ASSIGNER as derived from the transfer of the   mining rights object of this CONTRACT;

5.   That he expressly acknowledges having paid to ASSIGNER previous to the 25th November 2008, the total amount known as the ADVANCE;

6.   That he states having accepted the compensation of the payment obligation of the INITIAL PRICE in his own favor, the amount known as the COMPENSATED PRICE;

7.   It is the free will of its Administration Board to subscribe this present agreement in order to modify for all legal purposes that might arise some of the terms and conditions of the CONTRACT and complying in full to the following clauses:

III.

AMERMIN declares through the offices of its legal representative and under oath of stating the truth, that:

1.   It is a Mexican mercantile society, duly established and in operation in agreement to the applicable and current legislation of the United States of Mexico, just as faith is given in Public Writ number 9,311 granted on the 9 th August 1995 before testimony of Mr. Jesús R. Miller Hermosillo, Attorney at Law and then Notary Public number 2 for the Morelos Judicial District of the State of Chihuahua and instrument which is duly inscribed in the Public Registry of Commerce of said District under electronic mercantile folio number 21,164*10;

2.   That he enjoys the powers, mandates, and the sufficient and necessary faculties to subscribe this present contract, just as faith is given in Public Writ number 22,503 granted on the 12 th June 2008 before testimony of Mrs. Elsa Ordóñez Ordóñez, Attorney at Law, applicant to the Office of Notary Public, and assigned to Public

Modifying agreement subscribed between Héctor Manuel Cervantes Soto on one hand, and American Metal Mining, S. A. de C. V., on the other, on the 2 nd June 2009.

Notary number 28 of the Morelos Judicial District of the State of Chihuahua of which Mr. Felipe Colomo Castro, Attorney at Law, is Title Holder, and instrument which is duly inscribed in the Public Registry of Commerce of said District under electronic mercantile folio number 21,164*10, and same that to date have not been limited, restrained, suspended or revoked;

 3.  To be duly inscribed in the Federal Taxpayers Registry under Fiscal Identity Certificate number CAM-950810-K77, and to be current in his income tax payments and other contributions that might have corresponded to him;

4.  The ASSIGNER states that he assumed the obligation of restituting in AMERMIN’S favor the amount of the COMPENSATED PRICE as was agreed afterwards and that to date it is the ASSIGNER’S will to cede in favor of the ASSIGNEE a certain percentage of such right of collection taking into consideration their corporate relationship, and;

5.   It is the will of its Administration Board the subscription of this present agreement in its character as appearing party in order to expressly accept the destiny of the COMPENSATED PRICE, as well as to acknowledge on the ASSIGNEE’S behalf the debt due to its favor by part of the ASSIGNER per such a circumstance.

IV.  Both PARTIES declare, as well as AMERMIN, per his own right the former and through their legal representatives the others, under oath of stating the truth, that   they acknowledge the personality of each party, in addition to appearing to the subscription of this present agreement, in good faith, being free of any deceit, ill faith, error, harm or violence and with the purpose of committing themselves to the following:

CLAUSES

 FIRST. MODIFICATION: PARTIES expressly agree that, in effect as of the date of this present instrument, the following Clauses indicated in the CONTRACT be modified and drawn up as follows:

“SECOND. PRICE: As a counterclaim for the described transfer, the ASSIGNEE commits himself to pay in favor of the ASSIGNER the amount of $2’000,000.00 Dollars (Two Million Dollars 00/100 in United States currency) plus the corresponding Added Value Tax, that, an amount of $300,000.00 Dollars (Three hundred thousand Dollars in United States currency) for a sum total of $2’300,000.00 Dollars (Two million three hundred thousands Dollars 00/100 in United States currency) (the PRICE), complying in full to the terms and conditions agreed in this instrument”.

Modifying agreement subscribed between Héctor Manuel Cervantes Soto on one hand, and American Metal Mining, S. A. de C. V., on the other, on the 2 nd June 2009.

“ THIRD. MANNER, TIME AND PLACE OF PAYMENT: The ASSIGNER expressly accepts for all legal purposes that might arise in considered as paid regarding the PRICE the amount of $324, 956.52 Dollars (Three hundred twenty four thousand nine hundred and fifty six 52/100 Dollars in United States currency) plus the corresponding Added Value Tax, that is, a sum total of $373,700.00 Dollars (Three hundred seventy three thousand and seven hundred 00/100 Dollars in United States currency) , taking into consideration that:

1.   Previous to the date of subscription of this present instrument, the ASSIGNEE delivered as advance to the total amount of the PRICE, the amount of $127,000.00 Dollars (One hundred and twenty seven thousand Dollars 00/100 in United States currency) plus the corresponding Added Value Tax, that is, a sum total of $146,050.00 Dollars (One hundred forty six thousand and fifty Dollars 00/100 in United States currency) , as well as:

2   The ASSIGNER acknowledges the acceptance of restituting in favor of Corporación Amermín, S. A. de C. V., as derived from the judicial and terminated business regarding the project celebrated with Minas de Topago, S. A. de C. V., through the means of its legal representative, Mr. Miguel Ángel Cervantes Soto and related to the mining concessions covered by the rights derived from the mining lots “La Colmena” (title 181,965) “La Millonaria” (title 196,120, “Cuitláhuac” (title 191,845 and “La Mexicana” (title 211,981), the amount of $586,000.00 Dollars (Five hundred eighty six thousand Dollars 00/100 in United States currency), plus the corresponding Added Value Tax, that is, a sum total of $673,900.00 Dollars (Six hundred seventy three thousand and nine hundred Dollars 00/100 in United States currency) and that Corporación Amermín, S. A, de C. V., has decided to cede in favor of the ASSIGNEE the collection rights pertaining to the the amount of $197,956.52 Dollars (One hundred ninety seven thousand nine   hundred and fifty six 52/100 Dollars in United States currency), plus the corresponding Added Value Tax, that is, a sum total of $227,650.00 Dollars (Two hundred twenty seven thousand six hundred and fifty Dollars 00/100 in United   States currency) , cession of rights that both, the ASSIGNEE as well as the ASSIGNER accept with the purpose of it being applied to the payment of the PRICE.

Consequently, PARTIES convene in that the ASSIGNEE must pay the balance due of the PRICE in favor of the ASSIGNER, that is, the amount of $1’675,043.48 Dollars (One million six hundred seventy five thousand and forty three 48/100 Dollars in United States currency) plus the corresponding Added Value Tax for a sum total to be paid of $1’926,300.00 Dollars (One million nine hundred twenty six and three hundred 00/100 Dollars in United States currency) complying with the following schedule of partial payments:

1.  On the 28th November 2008 the amount of $35,000.00 Dollars (Thirty five thousand Dollars 00/100 in United States currency) plus the corresponding Added Value Tax for a sum total of $40,250.00 Dollars (Forty thousand and two hundred and fifty Dollars 00/100 in United States currency) ;

Modifying agreement subscribed between Héctor Manuel Cervantes Soto on one hand, and American Metal Mining, S. A. de C. V., on the other, on the 2 nd June 2009.

2.   On the 28th March 2009 the amount of $35,000.00 Dollars (Thirty five thousand Dollars 00/100 in United States currency) plus the corresponding Added Value Tax for a sum total of $40,250.00 Dollars (Forty thousand and two hundred and fifty Dollars 00/100 in United States currency) ;

3.   On the 3rd June 2009, the amount of $50,614.37 Dollars (Fifty thousand sixhundred and fourteen Dollars 37/100 in United States currency), plus the corresponding Added Value Tax for a sum total of $58,206.2 Dollars (Fifty eight thousand two hundred and six Dollars 52/100 in United States currency) ;

4.    On the 28th July 2009, the amount of $80,000.00 Dollars (Eighty thousand Dollars 00/100 in United States currency), plus the corresponding Added Value Tax, that is,a sum total of $92,000.00 Dollars (Ninety two thousand Dollars 00/100 in United States currency);

5.    On the 28th November 2009, the amount of $110,000.00 Dollars (One hundred and ten thousand Dollars 00/100 in United States Dollars), plus the corresponding added Value Tax, that is, a sum total of $126,500.00 Dollars (One hundred twenty six thousand and five hundred Dollars 00/100 in United States currency) ;

6.   On the 28th November 2010, the amount of $250,000.00 Dollars (Two hundred and fifty thousand Dollars 00/100 in United States currency), plus the corresponding Added Value Tax, that, a sum total of $287,500.00 Dollars (Two hundred eighty seven thousand and five hundred Dollars in United States currency) ;

7.    On the 28th May 2011, the amount of $250,000.00 Dollars (Two hundred and fifty thousand Dollars 00/100 in United States currency), plus the corresponding Added Value Tax, that, a sum total of $287,500.00 Dollars (Two hundred eighty seven thousand and five hundred Dollars in United States currency) ;

8.   On the 28th November 2011, the amount of $250,000.00 Dollars (Two hundred and fifty thousand Dollars 00/100 in United States currency), plus the corresponding Added Value Tax, that, a sum total of $287,500.00 Dollars (Two hundred eighty seven thousand and five hundred Dollars in United States currency) ;

9.    On the 28th May 2012, the amount of $250,000.00 Dollars (Two hundred and fifty thousand Dollars 00/100 in United States currency), plus the corresponding Added Value Tax, that, a sum total of $287,500.00 Dollars (Two hundred eighty seven thousand and five hundred Dollars in United States currency) ;

Modifying agreement subscribed between Héctor Manuel Cervantes Soto on one hand, and American Metal Mining, S. A. de C. V., on the other, on the 2 nd June 2009.

10.   On the 28th November 2012, the amount of $364,429.11 Dollars (Three hundred sixty four thousand four hundred and twenty nine Dollars 11/100 in United States currency), plus the corresponding Added Value Tax, that is, a sum total of $419,093.48 Dollars (Four hundred nineteen thousand and ninety three 48/100 Dollars in United States currency) .

Regardless of the terms agreed on, the ASSIGNER expressly grants in favor of the ASSIGNEE a term of grace of 30 (thirty) natural days beginning as of the dates in which payments come due to cover the partial payments referred to herein.

Payments described herein will be done by means of nominal checks and be delivered at the address of the ASSIGNER, or, by means of electronic transfer of funds to the account that for such a purpose be determined in the future by the ASSIGNER through at least a ten days prior notification to the ASSIGNEE

In the event of missing payment on any of the amounts agreed upon in this Clause, the ASSIGNEE commits himself to pay due to the delay a resulting amount from estimating 3% (three per cent) a month upon uncovered balance.

SECOND. SUBSISTENCE OF CONTRACT: PARTIES expressly agree that the modifications agreed on in the foregoing Clause will in no way affect the validity, terms, conditions and execution of the remaining clauses of the CONTRACT.

THIRD. ACKNOWLEDGEMENT OF DEBT: Considering that AMERMIN has ceded in favor of the ASSIGNEE the collection rights due by the ASSIGNER for an amount of $197,956.52 Dollars (One hundred ninety seven thousand nine hundred and fifty six Dollars 52/100 in United States currency), plus the corresponding Added Value Tax, that is, a sum total of $227,650.00 Dollars (Two hundred twenty seven thousand six hundred and fifty Dollars 00/100 in United States currency), amount that has been duly compensated against the price to be paid by the ASSIGNEE under the terms of the CONTRACT and of the modifications agreed on in same and conforming to the First Clause above, the ASSIGNEE expressly acknowledges in favor of Amermín, the appearing party before this judicial act, for all legal effects that might arise, to owe in his favor the mentioned amount.

AMERMIN and the ASSIGNEE likewise agree that the amount owed recently acknowledged be paid afterwards, complying to such purpose with the terms and conditions that might be convened between both parties.

FOURTH. CONFIDENTIALITY: PARTIES expressly commit themselves to keep in a confidential manner the totality of past, present and future information related to this present instrument, and extending same obligation to whomever, individual or corporate entity, it may be disclosed to.

Modifying agreement subscribed between Héctor Manuel Cervantes Soto on one hand, and American Metal Mining, S. A. de C. V., on the other, on the 2 nd June 2009.

The PARTY recipient of confidential information must limit the access to it to its representatives or employees who, under a justified and reasonable cause, should come to request access to such information. Under such an assumption, PARTIES must oblige these persons to the obligations of confidentiality.

For purposes of this Clause, the following will not be considered confidential information: 1. Information legitimately known and obtained by the recipient PARTY prior to the subscription of this agreement; 2. Information that to date or in the future be considered as public domain, if and ever it did not stem from an incompliance by any of the PARTIES to the stipulations of this clause, or; 3. Information that must be disclosed to in agreement to law through an administrative or judicial mandate  by competent authorities, including those concerning the principal of transparency within the stock market media, both in the United States of Mexico as well as abroad.

In case of a non compliance, PARTIES reserve to themselves the right to take action that per law correspond to them, either administrative or judicial, in order to claim indemnity for harms and damages, as well as to promote any corresponding sanction.

FIFTH. ADDRESSES AND TELEPHONE CONTACTS: PARTIES agree that anything referring to the execution and compliance to the terms and conditions of this present instrument, as well as to notify and communicate anything in relation with same, state their addresses and contact telephones to be:

ASSIGNER

ASSIGNEE

Av. Independencia 2812

Calle California 5101-206

Col. Santa Rosa, C. P. 31050

Col. Haciendas de Santa Fe

Ciudad de Chihuahua, Chih.

Ciudad de Chihuahua, Chih.

Phone: 01-614-415-1971

Phone: 01-614-200-8481

In case of a change in address, PARTIES agree in notifying their counterparts of such an event at least 5 (five) natural days prior to the date in which the change of address takes place. Not complying to the obligation herein described will imply that notices or communications delivered at the previous address of the PARTY that changed address, will bear all legal effects in favor of the PARTY that was not notified in all opportunity, as of the date of delivery and for as long the non compliance subsists.

SIXTH. CONTACT PERSONS: PARTIES agree that the totality of notifications, announcements or communications necessary to surrender to their counterparts as derived from the terms and conditions of this present instrument must be addressed indistinctly to the following persons:

Modifying agreement subscribed between Héctor Manuel Cervantes Soto on one hand, and American Metal Mining, S. A. de C. V., on the other, on the 2 nd June 2009.

ASSIGNER

ASSIGNEE

Héctor Manuel Cervantes Soto

Ramiro Trevizo González

Agustín Cerón Guedea

Ramiro Trevizo Ledezma

In case it be the will of the PARTIES to change the Contact Persons, PARTIES agree in notifying their counterpart of such a circumstance at least 5 (five) natural days prior to the date in which other persons will be nominated. Not complying to the obligation described herein will imply that any announcements, notification or communications sent and delivered to the name of the previous addressees belonging to the PARTY that made the change, will bear all legal effects in favor of the PARTY that was not notified in all opportunity, as of the date of delivery and for as long the non compliance subsists.

SEVENTH. TOTALITY OF CONTRACT: PARTIES accept that this present agreement, including the CONTRACT as well as it Annex as an integral part of same, contain the totality of the agreements between them regarding the object, and leaving without effect as well as canceling the whole of agreements, reports, negotiations, correspondence, commitments and communications carried out previously between them either in writing or verbal.

APPLICABLE LAW: PARTIES expressly agree to submit any controversy arising regarding the interpretation and execution of this present agreement before jurisdiction of the competent Courts of Law of the Morelos Judicial District in the City of Chihuahua, and thus, renouncing as of this moment to any other privileges that might correspond to them by reason of their current or future domiciles, or by any other circumstance.

BOTH PARTIES IN THE KNOWLEDGE OF THE FORCE AND LEGAL REACH OF THIS PRESENT CONTRACT, THEY SUBSCRIBE IT BEING TOGETHER IN THE CITY OF CHIHUAHUA, STATE OF CHIHUAUA, ON THE SECOND DAY OF THE MONTH OF JUNE OF THE YEAR TWO THOUSAND AND NINE.

Modifying agreement subscribed between Héctor Manuel Cervantes Soto on one hand, and American Metal Mining, S. A. de C. V., on the other, on the 2 nd June 2009.

ASSIGNER

ASSIGNEE

Signature

Signature

/s/ Hector Manuel Cervantes Soto

/s/ Ramiro Trevizo Gonzalez

Héctor Manuel Cervantes Soto

American Metal Mining, SA de CV

Per his own right

Represented in this Act by:

Ramiro Trevizo González

AMERMÍN

Signature

/s/ Ramiro Trevizo Ledezma

Corporación Amermín

S. A. de C. V:

Represented in this Act by:

Ramiro Trevizo Ledezma

Mrs. Elsa Ordóñez Ordóñez, Atorney at Law, applicant to the position of Notary Public and assigned to Public Notary number 28 (twenty eight) of the Morelos Judicial District per license of its Title Holder Mr. Felipe Colomo Castro, Attorney at Law, records and certifies: ---------------------------------------------------------------------------------------------------

That this present copy agrees faithfully with its original as per the comparison I carried out. As evidence it is sealed and signed in 9 useful copies, and it’s issued for the use of the interested party and is authorized and signed in the City of Chihuahua on the 15 th June 2009. I so give faith.

Mrs. ELSA ORDÓÑEZ ORDÓÑEZ

ATTORNEY AT LAW

Signature

/s/ Elsa Ordonez Ordonez

###

Modifying agreement subscribed between Héctor Manuel Cervantes Soto on one hand, and American Metal Mining, S. A. de C. V., on the other, on the 2 nd June 2009.